OTHER NON-CURRENT ASSET (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Other non-current assets:
Deferred income tax assets	¥ 916	¥ 684
Rent and property management deposits	48,434	32,973
Housing loans made to employees	29,893	11,339
Prepayment for equipment and leasehold improvement	13,089	11,717
Pledge loans to employees	11,346	9,026
Other loans to employees	7,197	8,816
Others	12,041	4,380
Total other non-current assets	¥ 122,000	¥ 78,251